SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2002


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                            82-0429727
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       (Commission                                        (IRS Employer
       File Number)                                    Identification No.)


       349 Oyster Point Boulevard, Suite 200
       South San Francisco, CA                                94080
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      (Address of principal executive offices)              (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)




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ITEM 5:  OTHER EVENTS.

         On April 26, 2002, Cellegy Pharmaceuticals, Inc., issued a press release announcing that the company has withdrawn its New Drug Application with the U.S. Food and Drug Administration relating to Cellegy's Cellegesic(R) (nitrogycerin ointment) product for the treatment of anal fissures. A copy of the press release is filed with this report as Exhibit 99.01.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.
               --------

               99.01   Press Release issued by the Registrant on April 26, 2002.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2002               CELLEGY PHARMACEUTICALS, INC.


                                    By: /s/ Richard Juelis
                                        -----------------
                                        A. Richard Juelis
                                        Vice President, Finance and Chief
                                        Financial Officer


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